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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 20, 1999

                           SIMON PROPERTY GROUP, L.P.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                    033-98364

                              (Commission File No.)

                                   34-1903854
                      (I.R.S. Employer Identification No.)

                              National City Center
                    115 West Washington Street, Suite 15 East
                           Indianapolis, Indiana 46204
                    (Address of principal executive offices)

                                 (317) 636-1600
              (Registrant's telephone number, including area code)






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Item 5.    Other Events

           On December 31, 1997, Simon Property Group, L.P., a Delaware limited partnership ("SPG, LP"), merged (the "Partnership Merger") into Simon DeBartolo Group, L.P., a Delaware limited partnership ("SDG, LP"), with SDG, LP continuing as the surviving entity. Prior to the Partnership Merger, SDG, LP and SPG Properties, Inc. (formerly Simon DeBartolo Group, Inc.) held all of the partnership interests of SPG, LP. On September 24, 1998, SDG, LP changed its name to Simon Property Group, L.P.

           On January 20, 1999, a Certificate and Notice of Suspension on Form 15 was filed pursuant to Rule 15d-6 of the Securities Exchange Act of 1934, as amended in connection with the Partnership Merger on behalf of SPG, LP which no longer exists.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits:

                  99.1 Form 15, dated January 20, 1999, filed with the Securities and Exchange Commission by Simon
                         Property Group, L.P. (Incorporated by reference to the Form 15 filed by Simon Property Group, L.P. on January 20, 1999).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SIMON PROPERTY GROUP, L.P.

                                    By:   Simon Property Group, Inc.,
                                          its General Partner


                                    /s/ James M. Barkley
                                    --------------------------
                                    Name:  James M. Barkley
                                    Title: Secretary

January 20, 1999



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                                  EXHIBIT INDEX

Exhibit
-------

99.1 Form 15, dated January 20, 1999, filed with the Securities and Exchange Commission by Simon Property Group, L.P.
               (Incorporated by reference to the Form 15 filed by Simon Property Group, L.P. on January 20, 1999).